UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2022

Caesars Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, 12th Floor Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Caesars Entertainment, Inc. (“Caesars”) today announced a revised agreement to sell the non-US assets of William Hill to 888 Holdings Plc for a revised enterprise value of between £1.95 billion and £2.05 billion. The revised agreement reflects a £250 million reduction in consideration payable at closing and Caesars being entitled to receive up to £100mm as deferred consideration subject to the enlarged business of 888 Holdings Plc meeting certain 2023 financial targets. The transaction is subject to receipt of the approval of shareholders of 888 Holdings Plc and regulatory approvals and is expected to close in June 2022.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by Caesars’ use of the words “may,” “will,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond Caesars’ control and could materially affect actual results, performance, or achievements.

Although Caesars believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Caesars cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Important risk factors that may affect Caesars’ business, results of operations and financial position are detailed from time to time in Caesars’ filings with the Securities and Exchange Commission. Caesars does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated April 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2022	CAESARS ENTERTAINMENT, INC.

	By:	/s/ Edmund L. Quatmann, Jr.
Executive Vice President, Chief Legal Officer and Secretary